UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2024

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 7 and December 8, 2024, Beam Therapeutics Inc. (the “Company”) issued press releases entitled, respectively, “Beam Therapeutics Announces New Data from BEACON Phase 1/2 Clinical Trial of BEAM-101 in Sickle Cell Disease at American Society of Hematology (ASH) Annual Meeting” and “Beam Therapeutics Presents New Non-human Primate (NHP) Data Demonstrating Proof-of-concept for ESCAPE, a Non-genotoxic, Antibody-based Conditioning Approach to Treating Sickle Cell Disease, at American Society of Hematology (ASH) Annual Meeting.” Copies of the Company’s press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference

The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 8, 2024, the Company presented positive new clinical data from its ongoing BEACON clinical trial of BEAM-101 for the treatment of severe sickle cell disease at the American Society of Hematology (“ASH”) meeting taking place in San Diego, California. The BEACON trial initially includes up to 45 patients ages 18 to 35 with severe sickle cell disease who have received prior treatment with at least one disease-modifying agent with inadequate response or intolerance. Following mobilization, conditioning and treatment with BEAM-101, patients are assessed for safety and tolerability, with safety endpoints including neutrophil and platelet engraftment. Patients are also assessed for efficacy, with efficacy endpoints including the change from baseline in severe vaso-occlusive events, transfusion requirements, hemoglobin F (“HbF”) levels and quality of life assessments.

The presentation contained initial, preliminary data as of October 28, 2024 from a total of seven patients in the BEACON trial, with follow up ranging from one to 11 months. The presentation data included the following:

•

All patients achieved endogenous HbF levels exceeding 60% and reduction in corresponding sickle hemoglobin S below 40% that was durable through the data cutoff date. A pancellular distribution of HbF was also observed after the elimination of transfused blood.

•	Total hemoglobin levels increased rapidly with resolution of anemia in all patients after elimination of the transfused blood.

•

All patients achieved the minimum target cell dose in either 1 or 2 cycles of mobilization (average: 1.4). The mean time to neutrophil engraftment was 17.1 days (range: 15–21), with a low mean duration of neutropenia (6.3 days). The mean time to platelet engraftment was 19.1 days (range: 11–34).

•	Key markers of hemolysis, including indirect bilirubin, haptoglobin, lactate dehydrogenase and reticulocytes, normalized or improved in all patients following BEAM-101 treatment.

•

The initial safety profile of BEAM-101 was consistent with busulfan conditioning and autologous hematopoietic stem cell (“HSC”) transplantation (“HSCT”). The most common treatment-emergent adverse events were consistent with busulfan conditioning, including febrile neutropenia, stomatitis and anemia. One patient died four months after BEAM-101 infusion due to respiratory failure that was determined by the investigator to be likely related to busulfan conditioning and deemed unrelated to BEAM-101. No vaso-occlusive crises were reported post-engraftment.

As of December 2, 2024, more than thirty-five patients have cleared screening and enrolled in the BEACON trial. Of these patients, 11 have been dosed with BEAM-101. Data from the four most recently dosed patients was not included in the Company’s presentation at ASH. The trial’s Data Monitoring Committee and the U.S. Food & Drug Administration have cleared the trial to enroll adolescents from 12 to 17 years old.

In addition, on December 8, 2024, the Company presented new preclinical data for its Engineered Stem Cell Antibody Evasion (“ESCAPE”) conditioning platform at ASH. ESCAPE is comprised of two investigational drug products: BEAM-103, an anti-CD117 monoclonal antibody (“mAb”) that is designed to suppress and/or eliminate hematopoietic stem and progenitor cells (“HSPCs”) that express CD117, and BEAM-104, a cell therapy that includes an edit to the promoter region of the HBG1/2 genes intended to elevate HbF, plus an additional edit to CD117 designed to prevent binding of BEAM-103, allowing the edited cells to function normally and evade targeting by the antibody. Together, this approach aims to provide a non-genotoxic alternative to traditional transplant myeloablative conditioning ahead of HSCT.

In the preclinical study, conducted in the laboratory of John Tisdale, M.D., at the National Institutes of Health, CD34+ cells from three rhesus non-human primates (“NHPs”) were multiplex base-edited ex vivo to introduce edits to CD117 and to HBG1/2. The NHPs were then conditioned with only a CD117 mAb at doses of either 10 mg/kg or 25 mg/kg, seven days prior to transplantation. Post-transplant, additional mAb treatments were administered to sustain a negative selective pressure on unedited cells.

The presentation data included the following:

•

Administration of the BEAM-104 edited cells to antibody-conditioned NHPs demonstrated long-term engraftment of HSCs in the marrow, evidenced by the presence of edited cells in the periphery beyond six months.

•

Rapid and near complete replacement of wild-type erythroid cells by edited cells was observed following dosing with the BEAM-103 mAb, with a corresponding early induction of therapeutically relevant levels of HbF. Levels of cells containing hemoglobin F reached greater than 80% post-transplant. All NHPs achieved greater than 40% g-globin, a key constituent of HbF, post-transplant.

•

BEAM-103 dosing was well tolerated without the use of transfusions, antibiotics or additional supportive care. In contrast to busulfan conditioning, NHPs that received mAb administration demonstrated only minor declines in neutrophil counts and platelet levels, an expected outcome of the mAb targeting CD117 on wild-type HSPCs.

•

The CD117 base-edit showed normal receptor function in vitro and in vivo. No changes to CD117 signaling, structure or expression were observed following editing. Normal hematopoietic reconstitution was observed post-transplantation.

On December 8, 2024, the Company also announced updated guidance for its Phase 1/2 open label, dose escalation study of BEAM-302 in patients with alpha-1 antitrypsin deficiency-associated lung disease. The Company now expects to report initial clinical data from multiple cohorts in the trial in the first half of 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements related to the therapeutic applications and potential of the Company’s technology and the clinical trial designs and expectations for BEAM-101, ESCAPE and BEAM-302, including the expected timing for reporting clinical data. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: that initiation and enrollment of, and anticipated timing to advance, our clinical trials may take longer than expected; that our product candidates or the delivery modalities we rely on to administer them may cause serious adverse events; that our product candidates may experience manufacturing or supply interruptions or failures; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and in any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press Release Issued by Beam Therapeutics Inc. on December 7, 2024

99.2	Press Release Issued by Beam Therapeutics Inc. on December 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024	Beam Therapeutics Inc.

	By:	/s/ John Evans
	Name:	John Evans
	Title:	Chief Executive Officer